SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         August 5, 1997 (July 29, 1997)
                Date of Report (Date of earliest event reported)


                               DT INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-23400                                          44-0537828
(Commission File Number)                    (I.R.S. Employer Identification No.)



             1949 East Sunshine, Suite 2-300, Springfield, MO 65804
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (417) 890-0102
              (registrant's telephone number, including area code)


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Item 5.  Other Events.

On July 29, 1997, DT Industries, Inc. (the "Company") completed the acquisition of the assets of Lucas Assembly and Test Systems ("LATS"), a designer and manufacturer of integrated assembly and testing systems for automotive OEM's and their tier-one suppliers. The acquisition of LATS, a division of Lucas Varity plc of England -- for about $49 million, subject to final balance sheet adjustments -- was funded through the Company's recently renegotiated $175 million multicurrency credit facility. The LATS business with its two Detroit-area manufacturing facilities, in Saginaw and Livonia, Michigan, and one each in Buckingham, England, and Koblenz, Germany will be operated under the name Assembly Technology & Test by new subsidiaries of the Company. As part of LucasVarity, the LATS division recorded sales of about $112 million during the year ended January 31, 1997, with operating profit of about $4.4 million before nonrecurring items. For the five months ended June 30, 1997, LATS' sales totaled about $47 million, with operating profit of about $2.3 million. The 500-employee division has net assets of about $39 million. Dollar conversions of these figures, actually recorded in British pounds, assume an exchange rate of $1.63 per pound.

Statements contained in the attached press release that are not historical facts are forward-looking statements that are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. References to "opportunities," "growth potential" and "goals" in the attached press release indicate such forward-looking statements. Actual results could differ materially from those anticipated in any forward-looking statements as a result of various factors, including economic downturns in industries served, delays or cancellations of customer orders, delays in shipping dates of products, significant cost overruns on certain projects, foreign currency exchange rate fluctuations and delays in achieving anticipated cost savings or in fully implementing project management.


Item 7.  Financial statements, pro forma financial information and exhibits

(a)      Press Release of the Company dated July 29, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DT INDUSTRIES, INC.


Date:  August 5, 1997                by   /s/  Bruce P. Erdel
                                          --------------------------------------
                                          Bruce P. Erdel
                                          Vice President - Finance and Secretary




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                                  EXHIBIT INDEX

                                                             Page no. in
                                                             Sequential
Exhibit No.   Description                                    Numbering System
-----------   -----------                                    ----------------

   99          Press Release of the Company
               dated July 29, 1997.